                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 18, 2002

                               THE MIDLAND COMPANY
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              (Exact name of registrant as specified in its charter)

      OHIO                        6-6026                        31-0742526
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(State or other            (Commission File No.)              (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                 7000 MIDLAND BOULEVARD, AMELIA, OHIO 45102-2607
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               (Address of principal executive offices) (Zip Code)


                                 (513) 943-7100
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.
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     On July 18, 2002, The Midland Company issued the press release attached as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits.

     99.1 Press Release dated July 18, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE MIDLAND COMPANY


Date: July 19, 2002               By:  /s/  John I. Von Lehman
                                      -----------------------------------------
                                         John I. Von Lehman
                                         Executive Vice President, Chief
                                         Financial Officer and Secretary